Exhibit 99.2

1 Investor Presentation FOURTH QUARTER 2019

2 Agenda Business Overview Forward - Looking Statements and Non - GAAP Financial Information : Our discussions during this conference call and in this presentation will include forward - looking statements . Actual results could differ materially from those projected in the forward - looking statements . Some of the factors that could cause actual results to differ are discussed in the Company’s SEC filings . Our filings are available on our website at http : //investor . abm . com under “Company Information” . A description of other factors that could cause actual results to differ is also set forth at the end of this presentation . Also, the discussion during this conference call and in this presentation will include certain financial measures that were not prepared in accordance with U . S . generally accepted accounting principles (“U . S . GAAP”) . Please see the Appendix for reconciliations of those historical non - GAAP financial measures and for information relating to the use of certain other non - GAAP financial measures . Reconciliations of certain non - GAAP financial measures can also be found on the Investor Relations portion of our website at http : //investor . abm . com . 1 2 Fourth Quarter and Full Year 2019 Review 3 Capital Structure 4 Fiscal 2020 Outlook 5 Appendix

3 Business Overview

4

5 Aviation Business & Industry Education Technology & Manufacturing Building Value Through Industry Expertise Keeping your environment safe, clean, comfortable and energy efficient through individual or integrated solutions

6 Business & Industry (50%) Aviation ( 15% ) Technology & Manufacturing ( 14% ) Education ( 13% ) Technical Solutions (8%) Industries We Serve As of Fiscal 2019 Results as of fiscal 2019.

7 Services We Perform As of Fiscal 2019

8 Impact to operating costs through SOPs , labor management , technology and purchasing energy and asset lifecycle management Majority self - performed services maximizes alignment with client workplace strategy, increases quality, efficiency and control, and reduces management costs + + $ Value = direct operational cost savings + increased client portfolio asset value + enhanced client workforce productivity Aligning workplace strategy with operational best practices for improved cost efficiencies, productivity, communication and s cal ability Targeting the Outsourcing Continuum SAVINGS SERVICES

9 UNPARALLELED CLIENTELE AVIATION BUSINESS & INDUSTRY EDUCATION TECHNOLOGY & MANUFACTURING TECHNICAL SOLUTIONS

10 History of M&A

11

12 Fourth Quarter 2019 Review

13 Organic growth defined as growth excluding acquisitions, divestitures and the impact of the adoption of ASC 606 and ASC 853. Fourth Quarter 2019 Review $1,648.8 $1,648.0 2018 2019 Q4 FY19 Revenue Organic Growth 0.6%

14 Q4 FY19 Income from Continuing Operations $38.8 $44.7 2018 2019 Q4 FY19 Adj. Income from Continuing Operations $8.9 $48.1 2018 2019 ¹ Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. Fourth Quarter 2019 Review 1 $0.13 per share $0.58 per share $0.66 per share $0.71 per share

15 Q4 FY19 Net Income $89.9 $93.0 2018 2019 Q4 FY19 Adj. EBITDA $9.7 $47.9 2018 2019 ¹ Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. Fourth Quarter 2019 Review 1 $0.15 per share $0.71 per share 5.6% margin 5.5% margin

16 Fourth Quarter 2019 Segment Results Business & Industry • Revenues of $806.9m vs. $822.3m last year • Operating profit of $51.1m, operating margin of 6.3% Aviation • Revenues of $251.5m vs. $269.0m last year • Operating profit of $3.9m, operating margin of 1.5% Technology & Manufacturing • Revenues of $229.7m vs. $234.4m last year • Operating profit of $18.1m, operating margin of 7.9% Education • Revenues of $213.8m vs. $218.9m last year • Operating profit of $5.6m, operating margin of 2.6% Technical Solutions • Revenues of $175.5m vs. $139.8m last year • Operating profit of $20.1m, operating margin of 11.5%

17 $6,442.2 $6,498.6 2018 2019 FY19 Revenue Organic growth defined as growth excluding acquisitions, divestitures and the impact of the adoption of ASC 606 and ASC 853. Full Year 2019 Review Organic Growth 1.6%

18 $95.9 $127.5 2018 2019 FY19 Income from Continuing Operations $125.3 137.2 2018 2019 FY19 Adj. Income from Continuing Operations ¹ Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. Full Year 2019 Review 1 $1.45 per share $1.89 per share $2.05 per share $1.91 per share

19 $97.8 $127.4 2018 2019 FY19 Net Income $326.4 $339.5 2018 2019 FY19 Adj. EBITDA ¹ Please refer to the appendix for a reconciliation of GAAP to non - GAAP measures. Full Year 2019 Review 1 $1.47 per share $1.90 per share 5.2% margin 5.1% margin

20 Capital Structure

21 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x 3.50x 4.00x 4.50x $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Total Indebtedness (Incl LC's) Leverage Target Leverage Range AirCo GBM Westway GCA 8 Solutions Select Cash Flow and Balance Sheet Items Leverage *Acquired GCA Services Group for approximately $1.3b, largest acquisition in Company’s history Other acquisitions shown represent purchase price above $15m Leverage calculated as total indebtedness/pro - forma adjusted EBITDA * Future State Target of 2.5x to 3.0x ($ in millions)

22 $13.1 $14.5 $16.2 $17.7 $18.6 $19.5 $20.7 $21.6 $23.8 $25.3 $26.7 $28.2 $29.7 $31.3 $32.9 $34.6 $36.0 $36.9 $39.5 $46.0 $47.7 $10.0 $20.0 $30.0 $40.0 $50.0 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Select Cash Flow and Balance Sheet Items Annual Dividend 25+ YEARS OF CONSECUTIVE ANNUAL DIVIDEND GROWTH ($ in millions) 4Q19 MARKS THE 214 TH CONSECUTIVE QUARTERLY CASH DIVIDEND

23 Fiscal 2020 Guidance Outlook

Fiscal 2020 Outlook

Metric	Amount
Income from continuing operations per diluted share[1]	$1.65 - $1.85
Adjusted Income from continuing operations per diluted share[1,2]	$1.90 - $2.10
Depreciation	$50m - $55m
Amortization	$47m - $52m
Interest Expense	$45m - $50m
Capital Expenditures	$45m - $55m
Adjusted EBITDA Margin[3]	5.0% to 5.2%
Tax Rate (excluding WOTC & other discrete tax items)	~30%
Free Cash Flow[3]	~$175m

2020 Working Days				
Quarter	Q1	Q2	Q3	Q4
Days	66	64	66	65
Δ y-o-y	0	+1	0	-1

[1] *With the exception of the 2020 Work Opportunity Tax Credits and anticipated excess tax benefits on stock-based awards, this guidance does not include any potential effects associated with certain other discrete tax items and other unrecognized tax benefits.*
[2] *Please refer to the appendix for a reconciliation of GAAP to non-GAAP measures.*
[3] *Adjusted EBITDA Margin is defined as adjusted EBITDA divided by revenue; Free Cash Flow defined as net cash provided by operating activities less capital expenditures. We cannot provide a reconciliation of such forward looking non-GAAP measure to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.*

24

25 Fiscal 2020 Outlook Segment FY20 Operating Margin % Business & Industry Mid - 5% Aviation Mid - 3% Education Mid - 5% Technology & Manufacturing Low - 8% Technical Solutions Mid - 9%

26 Appendix

27 Forward Looking Statements This press release contains both historical and forward - looking statements about ABM Industries Incorporated (“ABM”) and its subsidiaries (collectively referred to as “ABM,” “we,” “us,” “our,” or the “Company”) . We make forward - looking statements related to future expectations, estimates and projections that are uncertain, and often contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “predict,” “should,” “target,” or other similar words or phrases . These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict . For us, particular uncertainties that could cause our actual results to be materially different from those expressed in our forward - looking statements include : our ability to gain profitable business despite competitive market pressures ; our ability to attract and retain qualified personnel and senior management and manage labor costs ; our ability to preserve long - term client relationships ; changes to our businesses, operating structure, financial reporting structure, or personnel relating to the implementation of strategic transformations, enhanced business processes, and technology initiatives may not have the desired effects on our financial condition and results of operations ; acquisitions, divestitures, and other strategic transactions could fail to achieve financial or strategic objectives, disrupt our ongoing business, and adversely impact our results of operations ; we manage our insurable risks through a combination of third - party purchased policies and self - insurance, and we retain a substantial portion of the risk associated with expected losses under these programs, which exposes us to volatility associated with those risks, including the possibility that adjustments for ultimate insurance loss reserves could result in material charges against our earnings ; our risk management and safety programs may not have the intended effect of reducing our liability for personal injury or property loss ; our international business involves risks different from those we face in the United States that could have an effect on our results of operations and financial condition ; our use of subcontractors or joint venture partners to perform work under customer contracts exposes us to liability and financial risk ; we may experience breaches of, or disruptions to, our information technology systems or those of our third - party providers or clients, or other compromises of our data that could adversely affect our business ; unfavorable developments in our class and representative actions and other lawsuits alleging various claims could cause us to incur substantial liabilities ; a significant number of our employees are covered by collective bargaining agreements that could expose us to potential liabilities in relationship to our participation in multiemployer pension plans, requirements to make contributions to other benefit plans, and the potential for strikes, work slowdowns or similar activities, and union organizing drives ; our business may be materially affected by changes to fiscal and tax policies, and negative or unexpected tax consequences could adversely affect our results of operations ; changes in general economic conditions, such as changes in energy prices, government regulations, or consumer preferences, could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition ; future increases in the level of our borrowings or in interest rates could affect our results of operations ; impairment of goodwill and long - lived assets could have a material adverse effect on our financial condition and results of operations ; if we fail to maintain proper and effective internal control over financial reporting in the future, our ability to produce accurate and timely financial statements could be negatively impacted, which could harm our operating results and investor perceptions of our Company and as a result may have a material adverse effect on the value of our common stock ; our business may be negatively impacted by adverse weather conditions ; catastrophic events, disasters, and terrorist attacks could disrupt our services ; and actions of activist investors could disrupt our business . The list of factors above is illustrative and by no means exhaustive . For additional information on these and other risks and uncertainties we face, see ABM’s risk factors, as they may be amended from time to time, set forth in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and subsequent filings . We urge readers to consider these risks and uncertainties in evaluating our forward - looking statements . We caution readers not to place undue reliance upon any such forward - looking statements, which speak only as of the date made . We undertake no obligation to publicly update any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law .

28 Use of Non - GAAP Financial Information To supplement ABM’s consolidated financial information, the Company has presented income from continuing operations and income from continuing operations per diluted share as adjusted for items impacting comparability, for the fourth quarter and twelve months of fiscal years October 31 , 2019 and 2018 . These adjustments have been made with the intent of providing financial measures that give management and investors a better understanding of the underlying operational results and trends as well as ABM’s operational performance . In addition, the Company has presented earnings before income from discontinued operations, net of taxes, interest, taxes, depreciation and amortization and excluding items impacting comparability (adjusted EBITDA) for the fourth quarter and twelve months of fiscal years October 31 , 2019 and 2018 . Adjusted EBITDA is among the indicators management uses as a basis for planning and forecasting future periods . The Company has also presented organic revenue growth to provide investors with useful supplemental information regarding the Company's ongoing performance and trends by presenting revenue growth excluding the impact of acquisitions and divestitures, as well as the impact of the adoption of ASC 606 and ASC 853 . The presentation of these non - GAAP financial measures is not meant to be considered in isolation or as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States of America . (See accompanying financial tables for supplemental financial data and corresponding reconciliations to certain GAAP financial measures . )

29 Impact of Adoption of Topic 606 and Topic 853

Healthcare Realignment - FY18 Historical

(in millions)	As Reported					As Adjusted				
	Three Months Ended January 31, 2018	Three Months Ended April 30, 2018	Three Months Ended July 31, 2018	Three Months Ended October 31, 2018	Twelve Months Ended October 31, 2018	Three Months Ended January 31, 2018	Three Months Ended April 30, 2018	Three Months Ended July 31, 2018	Three Months Ended October 31, 2018	Twelve Months Ended October 31, 2018
Revenue:										
Business & Industry	722.1	723.2	735.2	737.1	2,917.6	811.3	812.2	822.6	822.3	3,268.4
Aviation	256.2	245.4	256.8	265.5	1,023.8	260.1	249.2	260.5	269.0	1,038.7
Technology & Manufacturing	232.0	227.5	230.8	234.2	924.5	232.2	227.8	231.0	234.4	925.4
Education	206.3	206.3	210.9	214.0	837.5	210.9	211.0	215.9	218.9	856.7
Technical Solutions	104.0	108.5	121.6	131.4	465.6	112.7	117.3	130.3	139.8	500.1
Healthcare	67.7	69.9	69.1	66.6	273.3	-	-	-	-	-
Elimination of inter-segment revenue						(38.9)	(36.5)	(36.0)	(35.7)	(147.1)
	1,588.3	**1,580.8**	**1,624.3**	**1,648.8**	**6,442.2**	**1,588.3**	**1,580.8**	**1,624.3**	**1,648.8**	**6,442.2**
Operating profit:										
Business & Industry	28.5	43.5	38.9	43.6	154.6	29.5	45.0	40.1	43.1	157.9
Aviation	5.8	5.1	9.7	2.6	23.2	5.8	5.1	9.7	2.6	23.2
Technology & Manufacturing	16.9	16.0	16.9	17.5	67.4	16.9	16.0	16.9	17.5	67.4
Education	9.2	10.6	12.0	12.0	43.8	9.4	10.6	12.1	12.0	44.1
Technical Solutions	5.5	7.5	11.9	(8.4)	16.5	7.0	8.7	13.1	(7.0)	21.8
Government Services	(0.7)	(0.0)	(0.0)	(0.0)	(0.8)	(0.7)	(0.0)	(0.0)	(0.0)	(0.8)
Healthcare	2.7	2.7	2.5	0.9	8.8	-	-	(0.0)	-	(0.0)
Corporate	(47.4)	(37.1)	(42.7)	(41.5)	(168.8)	(47.4)	(37.1)	(42.7)	(41.5)	(168.8)
Adjustment for income from unconsolidated affiliates, net included in Aviation and Gevernemnt Services	(0.6)	(1.0)	(0.9)	(0.7)	(3.2)	(0.6)	(1.0)	(0.9)	(0.7)	(3.2)
Adjustment for tax deductions for energy efficient government buildings, included in Technical Solutions	(0.3)	(2.0)	(0.3)	(0.2)	(2.8)	(0.3)	(2.0)	(0.3)	(0.2)	(2.8)
	19.5	**45.3**	**48.1**	**25.7**	**138.6**	**19.5**	**45.3**	**48.1**	**25.7**	**138.6**
Income from unconsolidated affiliates, net	0.5	1.0	1.0	0.7	3.2	0.5	1.0	1.0	0.7	3.2
Interest expense	(14.3)	(13.8)	(12.9)	(13.0)	(54.1)	(14.3)	(13.8)	(12.9)	(13.0)	(54.1)
Income from continuing operations before income taxes	**5.8**	**32.5**	**36.1**	**13.4**	**87.7**	**5.8**	**32.5**	**36.1**	**13.4**	**87.7**

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Healthcare Realignment – FY19 Historical[1]

	As Reported			As Adjusted		
(in millions)	Three Months Ended January 31, 2019	Three Months Ended April 30, 2019	Six Months Ended April 30, 2019	Three Months Ended January 31, 2019	Three Months Ended April 30, 2019	Six Months Ended April 30, 2019
Revenue:						
Business & Industry	774.5	753.4	1,527.9	828.8	807.7	1,636.6
Aviation	252.4	250.0	502.4	252.4	250.0	502.4
Technology & Manufacturing	236.1	224.3	460.4	236.1	224.3	460.4
Education	204.7	205.6	410.3	208.9	209.3	418.2
Technical Solutions	107.9	127.6	235.5	116.1	135.9	252.0
Healthcare	66.7	66.3	133.0	-	-	-
Elimination of inter-segment revenue	(34.4)	(32.6)	(67.0)	(34.4)	(32.6)	(67.0)
	1,607.9	**1,594.7**	**3,202.6**	**1,607.9**	**1,594.7**	**3,202.6**
Operating profit:						
Business & Industry	36.5	47.7	84.2	36.8	49.2	86.0
Aviation	3.9	4.8	8.7	3.9	4.8	8.7
Technology & Manufacturing	18.2	19.2	37.4	18.2	19.2	37.4
Education	10.3	10.4	20.6	10.3	10.5	20.8
Technical Solutions	5.9	9.5	15.5	6.8	10.6	17.3
Healthcare	1.2	2.6	3.8	-	-	-
Corporate	(44.7)	(38.9)	(83.6)	(44.7)	(38.9)	(83.6)
Adjustment for income from unconsolidated affiliates, net included in Aviation and Gevernemnt Services	(0.9)	(0.8)	(1.7)	(0.9)	(0.8)	(1.7)
	30.3	**54.5**	**84.8**	**30.3**	**54.5**	**84.8**
Income from unconsolidated affiliates, net	0.9	0.8	1.7	0.9	0.8	1.7
Interest expense	(13.5)	(12.8)	(26.3)	(13.5)	(12.8)	(26.3)
Income from continuing operations before income taxes	**17.8**	**42.5**	**60.2**	**17.8**	**42.5**	**60.2**

[1] *The Healthcare integration into Business & Industry, Technical Solutions and Education segments occurred during the third quarter of fiscal 2019. Current financial statements reflect this integration.*

31

32 Unaudited Reconciliation of Non - GAAP Financial Measures (a) The Company adjusts income from continuing operations to exclude the impact of certain items that are unusual, non - recurring, or otherwise do not reflect management's views of the underlying operational results and trends of the Company . (b) Represents the net adjustments to our self - insurance reserve for general liability, workers’ compensation, automobile and medical and dental insurance claims related to prior period accident years . Management believes these prior period reserve changes do not illustrate the performance of the Company’s normal ongoing operations given the current year's insurance expense is estimated by management in conjunction with the Company's outside actuary to take into consideration past history and current costs and regulatory trends . Once the Company develops its best estimate of insurance expense premiums for the year, the Company fully allocates such costs out to the business leaders to hold them accountable for the current year costs within operations . However, since these prior period reserve changes relate to claims that could date back many years, current management has limited ability to influence the ultimate development of the prior year changes . Accordingly, including the prior period reserve changes in the Company's current operational results would not depict how the business is run as the Company holds its management accountable for the current year’s operational performance . The Company believes the exclusion of the self - insurance adjustment from income from continuing operations is useful to investors by enabling them to better assess our operating performance in the context of current year profitability . For the years ended October 31 , 2019 and 2018 , our self - insurance general liability, workers’ compensation, automobile and medical and dental insurance claims related to prior period accident years was decreased by $ 4 . 1 M and increased by $ 7 . 4 M, respectively (c) The Company lost a client account where ABM employees assigned to the account participated in a defined - benefit multiemployer pension fund where contributions to the pension fund by ABM were limited to that single client account . As a result of losing the account, ABM anticipates receiving a withdrawal liability assessment pursuant to the Multiemployer Pension Plan Amendments Act of 1980 . The estimated amount of the withdrawal liability is $ 3 . 9 M . In most cases, ABM’s pension contributions are made pursuant to union agreements that cover multiple client accounts across specific geographic areas, such that the loss of single client accounts would not trigger this type of liability . (d) Primarily represents costs related to the requirements associated with General Data Protection Regulation standards . (e) Represents restructuring costs related to the continued integration of GCA acquisition in September 2017 . (f) The Company's tax impact is calculated using the federal and state statutory rate of 28 . 1 % for QTD and YTD FY 19 , and 31 . 3 % for QTD FY 18 and 30 . 2 % for YTD FY 18 . We calculate tax from the underlying whole - dollar amounts, as a result, certain amounts may not recalculate based on reported numbers due to rounding (g) QTD and YTD FY 19 include $ 3 . 5 M and $ 5 . 3 M benefit, respectively, primarily related to the expiring statute of limitations, a benefit from the transition tax and other one - time items . QTD FY 18 includes $ 1 . 2 M benefit related to the expiring statute of limitations and $ 1 . 6 M benefit related to the enactment of the Tax Act . YTD FY 18 includes $ 4 . 7 M benefit related to the expiring statute of limitations and $ 23 . 2 M benefit related to the enactment of the Tax Act

33 Unaudited Reconciliation of Non - GAAP Financial Measures (a) Consistent with the required disclosures under U . S . GAAP in the year of adoption of ASC 606 and ASC 853 , we are providing information in each reporting period during the year of adoption on what revenue would have been under our historical method of accounting that existed prior to November 1 , 2018 as part of the reconciliation of reported revenues to organic revenues .

34 2020 Guidance

35 Contact Us INVESTOR RELATIONS Susie A. Kim (212) 297 - 9721 susie.kim@abm.com